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                                  EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS





American Business Financial Services, Inc.
Bala Cynwyd, PA



    We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated September 21, 2001, relating to the consolidated financial statements of American Business Financial Services, Inc. and subsidiaries.



                                            /s/ BDO Seidman, LLP
                                            -------------------------
                                            BDO SEIDMAN, LLP


Philadelphia, Pennsylvania
May 3, 2002